SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549
                                FORM 8-K


                             CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report                    MARCH 30, 2001
               __________________________________________________________


                         UPTOWNER INNS, INC.
________________________________________________________________________
       (Exact name of registrant as specified in its charter)


                                  0-1957                 55-0457171
_________________________        ________               ______________
(State of other jurisdic-	    (Commission	          (IRS Employer
  tion of incorporation)	    File Number)	      Identification Number)


Registrant's telephone number, including area code       (304) 525-7741
                                                  _______________________


__________________________________________________________________________
        (Former name or former address, if changed since last report)

ITEM 4  -  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Item 304(a)

1. Somerville & Company, P.L.L.C. was dismissed by Uptowner Inns, Inc. on March 26, 2001.
2. Somerville & Company, P.L.L.C. issued unqualified opinions for the audit of the financial statements for the years ended June 30, 2000 and 1999.
3. The change in accountants was not approved by the Board of Directors or the audit committee of the Board of Directors.
4. There have been no disagreements between Somerville & Company, P.L.L.C. and Uptowner Inns, Inc. during the years ended June 30, 2000 and 1999 or any subsequent periods ending March 26, 2001.

EXHIBIT:    Letter from Somerville & Company, P.L.L.C.







SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	                UPTOWNER INNS, INC.
                                     __________________________________
                                                  (Registrant)


Date  March 30, 2001                           By   /s/   Carl Midkiff
                                        __________________________________
	                Carl Midkiff
                                           Chief Executive Officer

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

                                               RE:  Uptowner Inns, Inc.

Gentlemen:


     We have read the statements that we understand Uptowner Inns, Inc. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

                                         Sincerely yours,

                                         SOMERVILLE & COMPANY, P.L.L.C.





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